Exhibit 99.1

News Release

Investor contact:	Nicole Russell	Media contact:	Roger Hoadley
	VP, Investor Relations		VP, Director of Communications
	(913) 236-1880		(913) 236-1993

Waddell & Reed Financial, Inc. CEO Henry J. Herrmann to Retire

Philip J. Sanders Named as Successor

Overland Park, KS, May 23, 2016 — Waddell & Reed Financial, Inc. (NYSE: WDR) announced today  that the company’s Chairman of the Board and Chief Executive Officer, Henry J. Herrmann, 73, will retire as Chief Executive Officer effective August 1, 2016.  Herrmann, who has served as CEO since 2005 and Chairman since 2010, will remain as non-executive Chairman of the Board. Herrmann’s career in the financial services industry spans 50 years, including 45 years with Waddell & Reed.

The Board of Directors has appointed Senior Vice President and Chief Investment Officer Philip J. Sanders, 56, to succeed Herrmann as CEO in August, at which time he will also join the company’s Board of Directors.  Sanders, who will continue to serve as CIO, joined Waddell & Reed in 1998 as a portfolio manager and has co-managed the company’s large cap growth product suite since 2006.  During his tenure, Sanders has held various senior positions in the investment management division, culminating in his appointment as Senior Vice President and CIO in 2011.  Prior to joining Waddell & Reed, Sanders was an analyst and portfolio manager with Banc of America Capital Management, the investment management division of Bank of America from 1988 to 1998.  He received his B.A. in economics from the University of Michigan and an M.B.A. from the University of North Carolina at Charlotte.  Sanders is a CFA charter holder and a member of the CFA Institute and the Kansas City CFA Society.

“It has been my honor to serve our shareholders, clients and employees over the course of my tenure,” said Herrmann “I believe now is the time for the next generation to move the company forward and position it for future growth.  Having worked closely with Phil over nearly two decades, I am confident that he is the right person for the position.  I look forward to assisting Phil with the transition of responsibilities, as well as the opportunity to serve as an advisor to management in my role as non-executive Chairman.”

“I have tremendous respect for Hank and intend to work closely with him, and our entire executive team, to ensure an orderly transition,” said Sanders.  “Our focus will remain on delivering long-term investment performance for our clients, executing on current initiatives and making strategic investments that will drive value for our shareholders and support the company’s competitiveness for years to come.”

Speaking on behalf of the Board, Alan W. Kosloff, Lead Independent Director, stated, “I would like to express to Hank the Board’s deep gratitude for his unwavering leadership and dedicated service particularly throughout the challenging economic and market environments experienced during his 11 years as CEO.  He has been an integral part of our growth and success and we look forward to his continued contributions during the transition and in his service on the Board thereafter.  The Board is extremely confident in the company’s future and in Phil as CEO. His integrity, strong leadership and deep expertise in the asset management industry will be invaluable assets.”

About the Company

Waddell & Reed, Inc., founded in 1937, is one of the oldest mutual fund complexes in the United States, having introduced the Waddell & Reed Advisors Group of Mutual Funds in 1940. Today, we distribute our investment products through the Waddell & Reed Wholesale channel (encompassing broker/dealer, retirement, and registered investment advisors), our Advisors channel (our network of financial advisors), and our Institutional channel (including defined benefit plans, pension plans and endowments, and our subadvisory partnership with Mackenzie in Canada).

Through its subsidiaries, Waddell & Reed Financial, Inc. provides investment management and financial planning services to clients throughout the United States. Waddell & Reed Investment Management Company serves as investment advisor to the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios, while Ivy Investment Management Company serves as investment advisor to Ivy Funds. Waddell & Reed, Inc. serves as principal underwriter and distributor to the Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios, while Ivy Distributors, Inc. serves as principal underwriter and distributor to Ivy Funds.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding our business and industry in general. These forward-looking statements include all statements, other than statements of historical fact, regarding our financial position, business strategy and other plans and objectives for future operations, including statements with respect to revenues and earnings, the amount and composition of assets under management, distribution sources, expense levels, redemption rates and the financial markets and other conditions. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to those discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from our expectations are disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015, which include, without limitation:

•                  The loss of existing distribution channels or inability to access new distribution channels;

•                  A reduction in assets under our management on short notice, through increased redemptions in our distribution channels or our Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with us or shifting their funds to other types of accounts with different rate structures;

•                  The adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body;

•                  The introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of our financial advisors at the federal or state level for employment tax or other employee benefit purposes;

•                  A decline in the securities markets or in the relative investment performance of our Funds and other investment portfolios and products as compared to competing funds;

•                  The ability of mutual fund and other investors to redeem their investments without prior notice or on short notice;

•                  Our inability to reduce expenses rapidly enough to align with declines in our revenues, the level of our assets under management or our business environment.

•                  Non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies;

•                  Our inability to attract and retain senior executive management and other key personnel to conduct our broker-dealer, fund management and investment advisory business;

•                  A failure in, or breach of, our operational or security systems or our technology infrastructure, or those of third parties on which we rely; and

•                  Our inability to implement new information technology and systems, or our inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings we make with the Securities and Exchange Commission, including the information in Item 1 “Business” and Item 1A “Risk Factors” of Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to our Annual Report on Form 10-K for the year ended December 31, 2015 and as updated in our quarterly reports on Form 10-Q for the year ending December 31, 2016. All forward-looking statements speak only as of the date on which they are made and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.